SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 22, 2003

US LEC CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-24061	56-2065535
(Commission File Number)	(I.R.S. Employer Indentification No.)

Morrocroft III, 6801 Morrison Boulevard Charlotte, North Carolina	28211
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 319-1000

Item 9.	Regulation FD Disclosure and Item 12. Results of Operations and Financial Condition

On October 22, 2003, we issued a press release announcing the conference call for our fiscal quarter ended September 30, 2003 results and announcing metrics associated with our third quarter.

A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

US LEC CORP.

By:	/s/ Michael K. Robinson

Michael K. Robinson Executive Vice President, Finance and Chief Financial Officer

Dated: October 22, 2003

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